Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	June 30, 2015	December 31, 2014
	(Dollars in thousands)
Non-accrual loans	$12,274	$15,231
Loans 90 days or more past due and still accruing interest	63	7
Total non-performing loans	12,337	15,238
Other real estate and repossessed assets	4,471	6,454
Total non-performing assets	$16,808	$21,692

As a percent of Portfolio Loans
Non-performing loans	0.85%	1.08%
Allowance for loan losses	1.70	1.84
Non-performing assets to total assets	0.73	0.96
Allowance for loan losses as a percent of non-performing loans	199.29	170.56

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	June 30, 2015
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$27,540	$70,576		$98,116
Non-performing TDR's(1)	1,698	4,513	(2)	6,211
Total	$29,238	$75,089		$104,327

	December 31, 2014
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$29,475	$73,496		$102,971
Non-performing TDR's(1)	1,978	5,225	(2)	7,203
Total	$31,453	$78,721		$110,174

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Six months ended June 30,
	2015		2014
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$25,990	$539	$32,325	$508
Additions (deductions)
Provision for loan losses	(793)	-	(1,417)	-
Recoveries credited to allowance	2,245	-	3,959	-
Loans charged against the allowance	(2,856)	-	(6,670)	-
Additions (deductions) included in non-interest expense	-	20	-	15
Balance at end of period	$24,586	$559	$28,197	$523

Net loans charged against the allowance to average Portfolio Loans (annualized)	0.09%		0.40%

Capitalization

	June 30, 2015	December 31, 2014
	(In thousands)
Subordinated debentures	$35,569	$35,569
Amount not qualifying as regulatory capital	(1,069)	(1,069)
Amount qualifying as regulatory capital	34,500	34,500
Shareholders’ equity
Common stock	349,580	352,462
Accumulated deficit	(89,815)	(96,455)
Accumulated other comprehensive loss	(5,390)	(5,636)
Total shareholders’ equity	254,375	250,371
Total capitalization	$288,875	$284,871

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2015	2015	2014	2015	2014
	(In thousands)
Service charges on deposit accounts	$3,117	$2,850	$3,532	$5,967	$6,587
Interchange income	2,240	2,142	2,067	4,382	4,008
Net gains (losses) on assets
Mortgage loans	1,784	2,139	1,505	3,923	2,649
Securities	(33)	85	54	52	166
Mortgage loan servicing	1,452	(420)	193	1,032	457
Investment and insurance commissions	487	446	499	933	901
Bank owned life insurance	325	350	341	675	660
Title insurance fees	337	256	217	593	491
Other	1,278	1,114	1,668	2,392	3,112
Total non-interest income	$10,987	$8,962	$10,076	$19,949	$19,031

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
	(In thousands)
Balance at beginning of period	$11,318	$13,273	$12,106	$13,710
Originated servicing rights capitalized	787	382	1,450	764
Amortization	(800)	(665)	(1,559)	(1,199)
Change in valuation allowance	1,230	(194)	538	(479)
Balance at end of period	$12,535	$12,796	$12,535	$12,796

Valuation allowance at end of period	$3,235	$3,334	$3,235	$3,334

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2015	2015	2014	2015	2014
	(Dollars in thousands)
Mortgage loans originated	$101,306	$79,790	$65,430	$181,096	$109,671
Mortgage loans sold	82,167	68,727	46,965	150,894	94,083
Mortgage loans sold with servicing rights released	773	2,669	8,357	3,442	16,218
Net gains on the sale of mortgage loans	1,784	2,139	1,505	3,923	2,649
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.17%	3.11%	3.20%	2.60%	2.82%
Fair value adjustments included in the Loan Sales Margin	(0.07)	0.81	0.61	0.33	0.23

Non-Interest Expense

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2015	2015	2014	2015	2014
	(In thousands)
Compensation	$8,131	$8,330	$8,439	$16,461	$16,747
Performance-based compensation	1,744	1,288	1,233	3,032	2,145
Payroll taxes and employee benefits	1,916	2,167	2,146	4,083	4,164
Compensation and employee benefits	11,791	11,785	11,818	23,576	23,056
Occupancy, net	2,040	2,419	2,153	4,459	4,636
Data processing	2,027	1,930	1,777	3,957	3,863
Loan and collection	967	1,155	1,427	2,122	2,892
Furniture, fixtures and equipment	965	952	1,053	1,917	2,122
Communications	694	736	711	1,430	1,500
Advertising	448	484	601	932	1,120
Legal and professional fees	453	380	420	833	821
FDIC deposit insurance	351	343	422	694	839
Interchange expense	289	291	342	580	744
Supplies	216	213	258	429	497
Credit card and bank service fees	203	202	245	405	508
Amortization of intangible assets	87	87	134	174	268
Vehicle service contract counterparty contingencies	30	29	73	59	141
Cost related to unfunded lending commitments	4	16	5	20	15
Provision for loss reimbursement on sold loans	45	(69)	15	(24)	(466)
Net gains on other real estate and repossessed assets	(139)	(39)	(38)	(178)	(125)
Other	1,108	1,237	1,144	2,345	2,529
Total non-interest expense	$21,579	$22,151	$22,560	$43,730	$44,960

Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
	2015			2014
	Average Balance	Interest	Rate (3)	Average Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,449,218	$17,707	4.90%	$1,373,429	$18,094	5.28%
Tax-exempt loans (2)	4,198	67	6.40	5,092	80	6.30
Taxable securities	529,345	1,869	1.41	486,043	1,596	1.32
Tax-exempt securities (2)	31,397	341	4.34	42,849	439	4.11
Interest bearing cash and repurchase agreement	50,664	54	0.43	77,502	67	0.35
Other investments	18,145	235	5.19	23,414	261	4.47
Interest Earning Assets	2,082,967	20,273	3.90	2,008,329	20,537	4.10
Cash and due from banks	42,980			43,314
Other assets, net	167,499			186,342
Total Assets	$2,293,446			$2,237,985

Liabilities
Savings and interest-bearing checking	$990,019	260	0.11	$963,662	266	0.11
Time deposits	371,304	707	0.76	419,190	994	0.95
Other borrowings	47,986	463	3.87	56,503	559	3.97
Interest Bearing Liabilities	1,409,309	1,430	0.41	1,439,355	1,819	0.51
Non-interest bearing deposits	603,706			525,441
Other liabilities	25,948			33,568
Shareholders’ equity	254,483			239,621
Total liabilities and shareholders’ equity	$2,293,446			$2,237,985

Net Interest Income		$18,843			$18,718

Net Interest Income as a Percent of Average Interest Earning Assets			3.62%			3.74%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(2)	Annualized

Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
	2015			2014
	Average Balance	Interest	Rate (3)	Average Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,434,817	$34,902	4.89%	$1,371,274	$36,256	5.32%
Tax-exempt loans (2)	4,279	135	6.36	5,142	162	6.35
Taxable securities	517,941	3,627	1.40	464,035	2,979	1.29
Tax-exempt securities (2)	32,630	674	4.13	41,941	838	4.03
Interest bearing cash and repurchase agreement	62,850	124	0.40	93,093	158	0.34
Other investments	19,063	503	5.32	23,416	593	5.11
Interest Earning Assets	2,071,580	39,965	3.88	1,998,901	40,986	4.13
Cash and due from banks	44,500			44,370
Other assets, net	169,678			187,290
Total Assets	$2,285,758			$2,230,561

Liabilities
Savings and interest-bearing checking	$987,763	526	0.11	$955,026	529	0.11
Time deposits	374,115	1,448	0.78	431,343	2,024	0.95
Other borrowings	48,012	917	3.85	55,422	1,071	3.90
Interest Bearing Liabilities	1,409,890	2,891	0.41	1,441,791	3,624	0.51
Non-interest bearing deposits	596,935			518,491
Other liabilities	24,951			32,944
Shareholders’ equity	253,982			237,335
Total liabilities and shareholders’ equity	$2,285,758			$2,230,561

Net Interest Income		$37,074			$37,362

Net Interest Income as a Percent of Average Interest Earning Assets			3.60%			3.76%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Commercial Loan Portfolio Analysis as of June 30, 2015

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-performing	Total	Category in Watch Credit

Land	$8,358	$1,849	$342	$2,191	26.2%
Land Development	8,679	1,720	210	1,930	22.2
Construction	18,845	22	-	22	0.1
Income Producing	258,694	13,626	1,150	14,776	5.7
Owner Occupied	213,142	16,677	177	16,854	7.9
Total Commercial Real Estate Loans	$507,718	$33,894	1,879	$35,773	7.0

Other Commercial Loans	$203,289	$23,427	2,354	$25,781	12.7
Total non-performing commercial loans			$4,233